BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC        ANNUAL REPORT        SEPTEMBER 30, 2002

DEAR FELLOW SHAREHOLDERS:

   Brandywine Advisors Fund outperformed the Russell Midcap, S&P 500 and Nasdaq Composite Indexes by 6.32, 12.05 and 23.80 percentage points over the calendar year through September. The September quarter was the worst quarter for most indexes since the 1987 crash, with declines ranging from 16.8 percent for the S&P MidCap to 21.7 percent for the Russell 2000.

   Only five of the 87 U.S. stock sectors tracked by Dow Jones gained ground in the September quarter. The worst 20 sectors fell between 24.4 and 43.6 percent. Many good companies declined in this punishing environment, but sticking to reasonably priced companies with clear paths to earnings growth enabled the Brandywine Advisors Fund to limit its decline, and, more importantly, set it up for the eventual market turnaround.

CUMULATIVE                          % CHANGE
----------                          --------
QUARTER                              -11.42
ONE YEAR                             -12.59
EFFECTIVE DATE                       -30.44*<F1>

ANNUALIZED
----------
EFFECTIVE DATE                       -17.27*<F1>

*<F1>  10/31/00

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   Individual-company realities, not broad trends, indicate where opportunities and hazards lie. Best Buy, a company we do not currently hold, reported a 27 percent drop in August-quarter earnings. Perhaps that big-screen TV doesn't seem like such a must-have item to a person who just tapped savings to make a down payment on a house or to someone who fears imminent layoffs at work.

   Trends at the grassroots level in many cases show a consumer moving "closer to need." Consumers need things like health care and auto parts. While that big-screen TV isn't a necessity, not many people consider health-care service to be a luxury they can live without. Likewise, when your car breaks down, odds are you're not going to wait for the economy to improve before you fix it.

   Health-care holdings aided performance most. Five of the Fund's top 10 contributors hailed from the sector. Notable performers included Blue Cross Blue Shield carrier Anthem and managed-care company Coventry Health Care. Medical device maker Boston Scientific was a standout as well.

   Companies that offer durable consumer goods such as auto-parts retailer AutoZone also positively influenced the Fund. Some companies that hurt performance the most in the quarter were those that helped the most last quarter. As the broad market fell to new multiyear lows, many stocks viewed to be "still standing" took it on the chin amid indiscriminate selling.

   This partly describes why companies that make non-durable consumer goods such as footwear and certain retailers were a drag on performance. Fears about the ongoing strength of consumer spending also weighed on areas of consumer discretion. Late in the quarter, high-profile retailers Wal-Mart, J.C. Penney and Target tempered September sales forecasts, adding to the negative atmosphere.

   With Wall Street layoffs, hedge fund closings and other disruptive developments in the money-management business in these trying times, we're grateful to have in place a deep bench, a proven approach, a clear succession plan and, most of all, a loyal shareholder base. Your longtime confidence enables us to serve you without being distracted by the operational issues many other firms confront today.

   Foster sends his best. He and Lynn are enjoying a well-deserved, 10-day vacation that their four children presented as a gift for their 40th anniversary.

   We're glad to be invested alongside you through our personal stock market investments as we work hard each day to continue to earn your confidence.

   God Bless!

   /s/Bill D'Alonzo

   Bill D'Alonzo                                              October 18, 2002

                            BRANDYWINE ADVISORS FUND

  PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF SEPTEMBER 30, 2002

 1. L-3 Communications Holdings, Inc.                 +11.4%
 2. Michaels Stores, Inc.                             +35.8%
 3. Newell Rubbermaid Inc.                            -10.5%
 4. Limited Brands                                    -18.1%
 5. Amerisource Bergen Corp.                           +6.5%
 6. Express Scripts, Inc.                              +2.8%
 7. Anthem, Inc.                                       +5.9%
 8. Nextel Communications, Inc.                        +6.9%
 9. Pepsi Bottling Group, Inc.                        -11.0%
10. Progressive Corp.                                  -6.1%

                                  EARNINGS GROWTH

                         THE FUND'S HOLDINGS        55%
                         S&P 500 INDEX               8%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2002 VS 2001

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, SEPTEMBER 30, 2002.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     88.5%

                                   SMALL CAP
                                below $1 billion
                                      6.0%

                                      CASH
                                      5.5%

                            TOP TEN INDUSTRY GROUPS

Food/Restaurants (11.5%)
Apparel & Shoe Retailers (8.6%)
Insurance (8.2%)
Health Care Related (7.2%)
Medical Products (7.2%)
Specialty Retailing (6.7%)
Medical/Managed Care  (6.4%)
Aerospace/Defense (6.1%)
Automotive Related (4.1%)
Machinery & Miscellaneous Manufacturing (3.6%)
All Others (24.9%)
Cash (5.5%)

                            BRANDYWINE ADVISORS FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN THOUSANDS)     % GAIN       REASON FOR MOVE
 -----------------     --------------     ------       ---------------
      Michaels
    Stores, Inc.           $854.2          23.0        Better-than-expected sales and prudent inventory management helped the arts-
                                                       and-crafts retailer beat July-quarter earnings expectations by 67 percent.
                                                       Earnings grew to $0.30 from $0.09 a year ago.

    Mid Atlantic
      Medical              $446.5          23.0        The managed-care company grew June-quarter earnings 47 percent, exceeding
   Services, Inc.                                      estimates by 13 percent. Management controlled medical and administrative costs as premiums increased and enrollment tracked well ahead of expectations. You sold Mid Atlantic during the quarter when it reached our target price.


    Anthem, Inc.           $387.9          14.1        June-quarter earnings jumped 38 percent to $0.99 per share, beating estimates. Better-than-anticipated results reflect a reduction in Anthem's medical-loss ratio and robust enrollment growth. The Blue Cross Blue Shield carrier serving eight states announced it would acquire Trigon Healthcare in the last quarter.

    Coach, Inc.            $308.7          22.0        June-quarter earnings jumped 80 percent, beating estimates. In addition to strong performance from new stores in the U.S. and Japan, new products such as shoes and hats aided results. You sold Coach near the end of the quarter when it reached our target price.

      Express
   Scripts, Inc.           $270.8          9.2         The pharmacy benefits manager rebounded after suffering from rumors regarding its association with a competitor whose business practices are currently under investigation. Mail-in prescription and discount card initiatives helped fuel 61 percent June-quarter earnings growth.

                           $ LOSS
  BIGGEST $ LOSERS     (IN THOUSANDS)     % LOSS       REASON FOR MOVE
  ----------------     --------------     ------       ---------------

   Limited Brands         $2,034.3         31.8        July-quarter earnings beat estimates by 33 percent, as a turnaround within
                                                       Limited's apparel business and accelerating inventory turnover fueled results.  Shares trended downward with other retailers on fears that uncertain economic conditions would impact consumer spending.

   Pepsi Bottling
    Group, Inc.            $962.0          24.0        Despite 38 percent June-quarter earnings growth, shares gave up ground after a substantial run up.  On the margin, there are some concerns that carbonated soft drink volumes may be softening and that new product launches may not be doing as well as some competitors.

     THQ, Inc.             $733.3          27.3        June-quarter earnings grew 20 percent, but shares retraced on fears that retailers would become more cautious in ordering and that game makers like
                                                       THQ would have a tougher time getting all of their products on store shelves.

  Transocean, Inc.         $682.4          14.6        June-quarter earnings beat estimates, but softening day rates for international drilling rigs in the North Sea weighed on the stock price.  You sold Transocean to fund an idea with greater near-term potential.

     Linens 'n
    Things, Inc.           $663.5          27.7        Despite June-quarter earnings beating estimates with 18 percent growth, shares of the household-goods chain traded lower along with other retail names on concerns of slowing consumer spending.  You sold Linens 'n Things to fund an idea with brighter prospects.

All gains/losses are calculated on an average cost basis

          MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE ADVISORS FUND

   Brandywine Advisors began the December 2001 quarter with very limited exposure to tech stocks, the biggest beneficiaries in that quarter's speculative environment. Most tech stocks did not meet the Fund's criteria because of weak earnings prospects, high price-to-earnings ratios or both. Health-care, food and other companies serving areas of staple consumer demand that enjoyed solid earnings outlooks comprised the largest sector group in the portfolio.

   Brandywine Advisors grew 4.20 percent in the December quarter as most major indexes put up double-digit returns. From our perspective, investors bought "lottery tickets" rather than making reasoned investment decisions based on fundamental research. Maintaining our commitment to companies experiencing rapid earnings growth that sell at reasonable multiples of earnings estimates throughout this "rubbish rally" positioned Brandywine Advisors for its subsequent relative strength as December-quarter optimism proved unfounded.

   In the March quarter of 2002, Brandywine Advisors migrated to retailers, restaurants and other cyclical consumer companies, which enjoyed earnings strength as the consumer remained a bright spot against an otherwise uncertain economic backdrop. By the end of the quarter, retailers rivaled health-care companies as the largest concentration within the portfolio. The Fund retraced
0.46 percent in the March quarter amid mixed index and peer fund results.

   Brandywine Advisors' commitment to individual-company fundamentals fueled especially strong relative performance in the tough environment of the June quarter. Those companies that prospered earlier on high hopes for the economy fell hard as evidence showed that the 2001 recession was more pronounced than once thought and uncertainty increased regarding the second half of 2002.

   The Russell Midcap, S&P 500 and Nasdaq Composite Indexes dropped 9.55, 13.44 and 20.71 percent in the June quarter. Every domestic mutual fund category tracked by Morningstar fell, with the average mid-cap growth fund losing 14.10 percent. Brandywine Advisors retraced 4.86 percent.

   The market environment worsened in the September quarter as investors grappled with the ramifications of a war, which seemed to grow more likely as the quarter wore on. Health-care companies and companies in a variety of consumer-related markets provided Brandywine Advisors a solid foundation in what was the worst quarter for most major indexes since the 1987 crash. The Fund contained its decline in the September quarter to 11.42 percent as the Russell Midcap, S&P 500 and Nasdaq Composite Indexes fell 17.64, 17.22 and 19.90 percent.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN BRANDYWINE ADVISORS FUND, S&P 500 INDEX(1)<F2>, NASDAQ INDUSTRIALS INDEX(2)<F3> AND RUSSELL
                              MIDCAP INDEX(3)<F4>

                BRANDYWINE                         NASDAQ
  DATE        ADVISORS FUND        S&P 500       INDUSTRIALS      RUSSELL MIDCAP
  ----        -------------        -------       -----------      --------------
10/31/00         $100,000         $100,000        $100,000         $100,000
12/31/00         $102,672          $92,567         $80,345          $97,925
 3/31/01          $88,642          $81,593         $66,645          $87,649
 6/30/01          $91,981          $86,368         $82,152          $96,001
 9/30/01          $79,579          $73,691         $59,082          $78,852
12/31/01          $82,919          $81,566         $75,264          $92,415
 3/31/02          $82,537          $81,800         $76,378          $96,343
 6/30/02          $78,530          $70,837         $64,848          $87,142
 9/30/02          $69,560          $58,592         $50,689          $71,770

                          AVERAGE ANNUAL TOTAL RETURN
                                         Since Effective Date
                      1-Year                   10/31/00
                      ------             --------------------
                     -12.59%                   -17.27%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F2> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F3> The NASDAQ Industrials Index is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F4> The Russell MidCap Index, a trademark of the Frank Russell Company, measures the performance of the smallest 800 companies in the Russell 1000 Index and includes income.

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2002

 SHARES OR
 PRINCIAL
  AMOUNT                                               COST           VALUE
 ---------                                             ----           -----

COMMON STOCKS - 94.5% (A)<F6>

                AEROSPACE/DEFENSE - 6.1%
     25,500     Alliant Techsystems Inc.*<F5>      $  1,597,808   $  1,765,875
     92,300     L-3 Communications
                  Holdings, Inc.*<F5>                 4,367,942      4,864,210
                                                   ------------   ------------
                                                      5,965,750      6,630,085

                  THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

                APPAREL & SHOE RETAILERS - 8.6%
    255,900     Limited Brands                        4,479,664      3,669,606
     37,800     Ross Stores, Inc.                     1,426,554      1,347,192
     52,300     Talbots, Inc.                         1,902,071      1,464,400
    165,000     TJX Companies, Inc.                   3,145,436      2,805,000
                                                   ------------   ------------
                                                     10,953,725      9,286,198

                  THIS SECTOR IS 15.2% BELOW YOUR FUND'S COST.

                AUTOMOTIVE RELATED - 4.1%
     30,900     Advance Auto Parts, Inc.*<F5>         1,580,040      1,629,666
     15,600     AutoZone, Inc.*<F5>                   1,073,096      1,230,216
     12,300     Harman International
                  Industries, Inc.                      600,945        636,525
     35,000     O'Reilly Automotive, Inc.*<F5>        1,049,989      1,001,700
                                                   ------------   ------------
                                                      4,304,070      4,498,107

                  THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

                BUILDING RELATED - 2.1%
     55,000     Black & Decker Corp.                  2,593,825      2,306,150

                  THIS SECTOR IS 11.1% BELOW YOUR FUND'S COST.

                COMMUNICATIONS EQUIPMENT/SERVICES - 3.3%
     27,000     Garmin Ltd.*<F5>                        530,397        500,850
    408,200     Nextel Communications, Inc.*<F5>      2,882,373      3,081,910
                                                   ------------   ------------
                                                      3,412,770      3,582,760

                  THIS SECTOR IS 5.0% ABOVE YOUR FUND'S COST.

                FINANCIAL/BUSINESS SERVICES - 3.3%
     46,900     Commerce Bancorp, Inc./
                  New Jersey                          2,035,240      1,946,819
    100,000     Copart, Inc.*<F5>                     1,525,771      1,085,000
     25,000     Pittston Brink's Group                  679,991        560,000
                                                   ------------   ------------
                                                      4,241,002      3,591,819

                  THIS SECTOR IS 15.3% BELOW YOUR FUND'S COST.

                FOOD/RESTAURANTS - 11.5%
     70,700     Applebee's International, Inc.        1,680,235      1,549,744
     58,500     Brinker International, Inc.*<F5>      1,995,043      1,515,150
    106,200     Darden Restaurants, Inc.              2,654,272      2,574,288
     59,600     Hormel Foods Corp.                    1,336,155      1,304,048
    130,000     Pepsi Bottling Group, Inc.            3,416,526      3,042,000
     45,000     Performance Food Group Co.*<F5>       1,559,108      1,528,200
     16,000     Sensient Technologies Corp.             349,578        338,080
     20,400     Wendy's International, Inc.             589,301        675,444
                                                   ------------   ------------
                                                     13,580,218     12,526,954

                  THIS SECTOR IS 7.8% BELOW YOUR FUND'S COST.

                HEALTH CARE RELATED - 7.2%
     47,100     AmerisourceBergen Corp.               3,159,744      3,363,882
     59,100     Express Scripts, Inc.*<F5>            3,135,467      3,222,132
     49,400     Priority Healthcare Corp. Cl B*<F5>   1,642,248      1,244,880
                                                   ------------   ------------
                                                      7,937,459      7,830,894

                  THIS SECTOR IS 1.3% BELOW YOUR FUND'S COST.

                HOME/OFFICE RELATED - 3.4%
    120,000     Newell Rubbermaid Inc.                4,137,618      3,704,400

                  THIS SECTOR IS 10.5% BELOW YOUR FUND'S COST.

                INSURANCE - 8.2%
     52,500     Brown & Brown Inc.                    1,729,596      1,575,000
     12,400     Erie Indemnity Co.                      543,147        516,584
     13,200     Hilb, Rogal and Hamilton Co.            522,299        544,500
     40,100     Old Republic International Corp.      1,115,915      1,138,038
     59,100     Progressive Corp.                     3,185,190      2,992,233
     56,800     RenaissanceRe Holdings, Ltd.          1,926,243      2,146,472
                                                   ------------   ------------
                                                      9,022,390      8,912,827

                  THIS SECTOR IS 1.2% BELOW YOUR FUND'S COST.

                LEISURE & ENTERTAINMENT - 0.5%
     26,300     THQ Inc.*<F5>                           749,981        547,040

                  THIS SECTOR IS 27.1% BELOW YOUR FUND'S COST.

                MACHINERY & MISCELLANEOUS MANUFACTURING - 3.6%
     20,000     AGCO Corp.                              459,160        464,000
     56,100     Ball Corp.                            2,806,157      2,826,879
     66,300     Moore Corporation Ltd.                  886,518        649,740
                                                   ------------   ------------
                                                      4,151,835      3,940,619

                  THIS SECTOR IS 5.1% BELOW YOUR FUND'S COST.

                MEDICAL/MANAGED CARE - 6.4%
     48,400     Anthem, Inc.*<F5>                     2,969,877      3,146,000
    120,800     Caremark Rx, Inc.*<F5>                1,840,479      2,053,600
     28,000     Coventry Health Care, Inc.*<F5>         726,390        910,000
     32,500     First Health Group Corp.*<F5>           898,122        881,400
                                                   ------------   ------------
                                                      6,434,868      6,991,000

                  THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

                MEDICAL PRODUCTS - 7.2%
     51,500     Allergan, Inc.                        3,308,400      2,801,600
     80,900     Biomet, Inc.                          2,170,929      2,154,367
     71,500     Boston Scientific Corp.*<F5>          1,996,091      2,256,540
      4,400     Henry Schein, Inc.*<F5>                 228,969        232,100
     10,000     Zimmer Holdings, Inc.*<F5>              310,391        383,400
                                                   ------------   ------------
                                                      8,014,780      7,828,007

                  THIS SECTOR IS 2.3% BELOW YOUR FUND'S COST.

                MEDICAL SERVICES - 3.5%
     17,000     Charles River Laboratories
                  International, Inc.*<F5>              559,054        667,250
     26,300     Community Health Systems, Inc.*<F5>     735,871        700,369
     10,250     DENTSPLY International Inc.             339,255        411,743
     36,400     Omnicare, Inc.                          819,168        768,768
     25,000     Universal Health
                  Services, Inc. Cl B*<F5>            1,251,629      1,278,750
                                                   ------------   ------------
                                                      3,704,977      3,826,880

                  THIS SECTOR IS 3.3% ABOVE YOUR FUND'S COST.

                OIL/GAS - 3.2%

     25,000     Canadian Natural Resources Ltd.         793,397        795,000
    160,000     Chesapeake Energy Corp.               1,242,360      1,056,000
     66,500     Pioneer Natural Resources Co.*<F5>    1,557,983      1,612,625
                                                   ------------   ------------
                                                      3,593,740      3,463,625

                  THIS SECTOR IS 3.6% BELOW YOUR FUND'S COST.

                OIL/GAS EXPLORATION & PRODUCTION - 0.4%
     11,900     Talisman Energy Inc.                    470,934        477,190

                  THIS SECTOR IS 1.3% ABOVE YOUR FUND'S COST.

                PHARMACEUTICALS - 2.2%
     96,900     IVAX Corp.*<F5>                       1,330,153      1,188,963
     75,000     SICOR Inc.*<F5>                       1,296,984      1,140,750
                                                   ------------   ------------
                                                      2,627,137      2,329,713

                  THIS SECTOR IS 11.3% BELOW YOUR FUND'S COST.

                RAW & INTERMEDIATE MATERIALS - 0.6%
     50,000     Airgas, Inc.*<F5>                       800,480        656,500

                  THIS SECTOR IS 18.0% BELOW YOUR FUND'S COST.

                SPECIALTY RETAILING - 6.7%
     54,700     Blockbuster Inc.                      1,301,781      1,356,560
    100,000     Michaels Stores, Inc.*<F5>            3,365,497      4,570,000
     13,900     PETCO Animal Supplies, Inc.*<F5>        264,796        301,492
     53,600     Pier 1 Imports, Inc.                  1,096,612      1,022,152
                                                   ------------   ------------
                                                      6,028,686      7,250,204

                  THIS SECTOR IS 20.3% ABOVE YOUR FUND'S COST.

                SUPERMARKETS - 0.3%
     27,900     Winn-Dixie Stores, Inc.                 438,563        366,048

                  THIS SECTOR IS 16.5% BELOW YOUR FUND'S COST.

                TRANSPORTATION RELATED - 1.6%
     20,000     Hunt (J.B.) Transport
                  Services, Inc.*<F5>                   580,557        471,000
     14,100     Ryder System, Inc.                      356,313        351,513
     50,900     Werner Enterprises, Inc.              1,045,433        935,542
                                                   ------------   ------------
                                                      1,982,303      1,758,055

                  THIS SECTOR IS 11.3% BELOW YOUR FUND'S COST.

                MISCELLANEOUS - 0.5%
     37,100     NBTY, Inc.*<F5>                         585,967        481,558

                  THIS SECTOR IS 17.8% BELOW YOUR FUND'S COST.

                                                   ------------   ------------
                Total common stocks                 105,733,078    102,786,633

SHORT-TERM INVESTMENTS - 6.4% (A)<F6>

                COMMERCIAL PAPER - 4.2%
 $4,600,000     Mortgage Interest Networking Trust,
                  due 10/01/02, discount of 1.98%     4,600,000      4,600,000

                VARIABLE RATE DEMAND NOTES - 2.2%
     14,335     American Family Financial Services       14,335         14,335
    255,000     Wisconsin Electric Power Co.            255,000        255,000
  2,056,000     Wisconsin Corporate Central
                  Credit Union                        2,056,000      2,056,000
                                                   ------------   ------------
                Total variable rate demand notes      2,325,335      2,325,335
                                                   ------------   ------------
                Total short-term investments          6,925,335      6,925,335
                                                   ------------   ------------
                Total investments                  $112,658,413    109,711,968
                                                   ------------
                                                   ------------
                Liabilities, less cash and
                  receivables (0.9%) (A)<F6>                        (1,019,671
                                                                  ------------
                      NET ASSETS                                  $108,692,297
                                                                  ------------
                                                                  ------------
                Net Asset Value Per Share ($0.01
                par value 100,000,000 shares
                authorized), offering and redemption
                price ($108,692,297/14,918,913
                shares outstanding)                                      $7.29
                                                                         -----
                                                                         -----

  *<F5>   Non-dividend paying security.
(a)<F6>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2002

INCOME:
     Dividends                                                    $    391,120
     Interest                                                           82,871
                                                                  ------------
          Total income                                                 473,991
                                                                  ------------

EXPENSES:
     Management fees                                                   979,530
     Distribution fees                                                  84,429
     Custodian fees                                                     30,736
     Professional fees                                                  29,555
     Registration fees                                                  22,845
     Administrative services                                            22,000
     Printing and postage expense                                       21,037
     Transfer agent fees                                                16,251
     Board of Directors fees                                            14,009
     Other expenses                                                      5,708
                                                                  ------------
          Net expenses                                               1,226,100
                                                                  ------------
NET INVESTMENT LOSS                                                   (752,109)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (15,915,557)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (3,555,464)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (19,471,021)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(20,223,130)
                                                                  ------------
                                                                  ------------

       The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Year Ended September 30, 2002 and
                      For the Period from October 1, 2000
                          (Commencement of Operations)
                             to September 30, 2001

                                                                                            2002                 2001
                                                                                            ----                 ----
OPERATIONS:
     Net investment loss                                                                $   (752,109)        $  (255,117)
     Net realized loss on investments                                                    (15,915,557)         (5,126,437)
     Net (decrease) increase in unrealized appreciation on investments                    (3,555,464)            609,019
                                                                                        ------------         -----------
          Net decrease in net assets resulting from operations                           (20,223,130)         (4,772,535)
                                                                                        ------------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (13,109,460 and 3,246,665 shares, respectively)         113,475,726          31,917,106
     Cost of shares redeemed (1,389,249 and 47,963 shares, respectively)                 (11,247,199)           (457,671)
                                                                                        ------------         -----------
          Net increase in net assets derived from Fund share activities                  102,228,527          31,459,435
                                                                                        ------------         -----------
          TOTAL INCREASE                                                                  82,005,397          26,686,900

NET ASSETS AT THE BEGINNING OF THE YEAR                                                   26,686,900                   0
                                                                                        ------------         -----------
NET ASSETS AT THE END OF THE YEAR                                                       $108,692,297         $26,686,900
                                                                                        ------------         -----------
                                                                                        ------------         -----------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                             FOR THE PERIOD
                                                                         FOR THE PERIOD         10/01/00
                                                        FOR THE             10/31/00         (COMMENCEMENT
                                                       YEAR ENDED       (EFFECTIVE DATE)     OF OPERATIONS)
                                                   SEPTEMBER 30, 2002   THROUGH 9/30/01     THROUGH 10/31/00
                                                   ------------------   ---------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $8.34              $10.48              $10.00

Income from investment operations:
     Net investment loss(1)<F7>                           (0.06)              (0.08)               0.00
     Net realized and unrealized (losses) gains
       on investments                                     (0.99)              (2.06)               0.48
                                                          -----              ------              ------
Total from investment operations                          (1.05)              (2.14)               0.48

Less distributions:
     Dividend from net investment income                     --                  --                  --
     Distribution from net realized gains                    --                  --                  --
                                                          -----              ------              ------
Total from distributions                                     --                  --                  --
                                                          -----              ------              ------
Net asset value, end of period                            $7.29              $ 8.34              $10.48
                                                          -----              ------              ------
                                                          -----              ------              ------

TOTAL INVESTMENT RETURN                                   (12.6%)             (20.4%)*<F8>          4.8%*<F8>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                  108,692              26,687              26,456
Ratio of expenses to average net assets                    1.25%               1.68%**<F9>         1.73%**<F9>
Ratio of net investment loss
  to average net assets                                    (0.8%)              (0.9%)**<F9>        (0.6%)**<F9>
Portfolio turnover rate                                   258.7%              264.5%               20.6%

(1)<F7> In 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
  *<F8>   Not Annualized.
 **<F9>   Annualized.

       The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as an open-end management company under the Investment Company Act of 1940, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments securities with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

     The Fund has adopted a Service and Distribution Plan (the "Plan") persuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $343,286,680 and $245,802,388, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2002, liabilities of the Fund included the following:

     Payable to brokers for investments purchased            $    2,613,537
     Payable to Adviser for management fees                          90,901
     Deferred compensation plan for Directors                        14,187
     Other liabilities                                               44,886

(6)  SOURCES OF NET ASSETS

     As of September 30, 2002, the sources of net assets were as follows:

     Fund shares issued  and outstanding                       $132,622,446
     Net unrealized depreciation on investments                  (2,946,445)
     Accumulated net realized losses                            (20,983,704)
                                                               ------------
                                                               $108,692,297
                                                               ------------
                                                               ------------

(7)  INCOME TAX INFORMATION

     The following information for the fund is presented on an income tax basis as of September 30, 2002:

                            Gross              Gross           Net Unrealized     Distributable      Distributable
       Cost of           Unrealized          Unrealized         Depreciation         Ordinary          Long-Term
     Investments        Appreciation        Depreciation       on Investments         Income         Capital Gains
     -----------        ------------        ------------       --------------     -------------      -------------
     $112,660,729        $4,652,062          $7,600,823          $2,948,761         $       0          $       0

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

       Ordinary           Long-Term           Net Capital
        Income          Capital Gains            Loss           Post-October
     Distribution       Distributions         Carryovers           Losses
     ------------       -------------         ----------        ------------
      $       0           $       0           $5,248,455         $15,732,933

     For corporate shareholders in the Fund, there were no distributions paid for the year ended September 30, 2002.

(PRICEWATERSHOUSECOOPERS LOGO)

100 EAST WISCONSIN AVENUE
SUITE 1500
MILWAUKEE, WI 53202
(414) 212-1600

                          REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE ADVISORS FUND

In our opinion, the accompanying statement of net assets of Brandywine Advisors Fund (the "Fund," one of the portfolios constituting the Brandywine Blue Fund, Inc.) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 10, 2002

                BRANDYWINE ADVISORS FUND DIRECTORS AND OFFICERS

"Disinterested Persons" of the Fund
-----------------------------------

                            Term of Office and Length
                            of Time Served and Number
                            of Portfolios in Fund
Name, Age, Address          Complex Overseen by        During Past Five Years                          Other Directorships Held
                            Director or Officer        Principal-Occupation                            by Director or Officer
------------------          -------------------------  ----------------------                          ------------------------

Robert F. Birch, 66         Indefinite Term            Mr. Birch has been Chairman and President of    Hyperion Funds,
8 Knollwood Drive           since October, 2001        the New America High Income Fund since 1992, a  New America High
Dover, MA 02030             3 Portfolios               high-yield bond fund traded on the New York     Income Fund
Director                                               Stock Exchange.

C. Quentin S. Jackson, 58   Indefinite Term            Mr. Jackson is President and Chief Executive    None
c/o Nuclear Electric        since October, 2001        of Nuclear Electric Insurance Ltd., a
   Insurance Ltd.           3 Portfolios               multibillion-dollar company mutually owned by
1201 Market Street                                     energy companies to provide property and
Suite 1200                                             accidental outage insurance to all operating
Wilmington, DE 19801                                   nuclear power stations in the United States
Director                                               and some overseas, too. He has been with
                                                       Nuclear Electric since 1987.

Stuart A. McFarland, 55     Indefinite Term            Mr. McFarland is a Managing Partner at Federal  Newcastle Investment
5020 Glenbrook Road, N.W.   since October, 2001        City Capital Advisors, a merchant banking       Corporation
Washington, DC 20016        3 Portfolios               firm. From 1999 until 2002, he served as
Director                                               President and Chief Executive of Pedestal Inc.
                                                       Mr. McFarland also served as Chief Financial
                                                       Officer of Fannie Mae, and an officer of G.E.
                                                       Capital.

W. Richard Scarlett III, 63 Indefinite Term            Mr. Scarlett is Chairman, President and Chief   None
c/o United Bancorporation   since October, 2001        Executive Officer of United Bancorporation of
of Wyoming, Inc.            3 Portfolios               Wyoming, Inc., having been with the Bank since
112 Center Street                                      1981.
Jackson, WY 83001
Director

Marvin N. Schoenhals, 55    Indefinite Term            Mr. Schoenhals is Chairman and President of     WSFS Financial Corp.
c/o WSFS Corporation        since October, 2000        WSFS Financial Corporation, a bank holding
838 Market Street           3 Portfolios               company. Mr. Schoenhals first began serving as
Wilmington, DE 19801                                   a Brandywine Funds director in 1998.
Director

James W. Zug, 62            Indefinite Term            Mr. Zug is a retired Senior                     Philadelphia Orchestra,
5 Radnor Corporate Center,  since October, 2001        Partner/International Managing Director of      Merion Golf Club, SPS
Suite 520                   3 Portfolios               PricewaterhouseCoopers LLP. He was employed     Technologies, and
100 Matsonford Road                                    with PricewaterhouseCoopers from 1964 until     Stackpole, Ltd.
Radnor, PA 19087                                       2000.
Director

"Interested Persons"  of the Fund*<F10>
---------------------------------------

Lynda J. Campbell, 56       Vice President and         Ms. Campbell joined Friess Associates in 1985,  Mom's House of
c/o Friess Associates       Secretary since 2000       the year of Brandywine Fund's inception. Ms.    Wilmington Inc.
3711 Kennett Pike           3 Portfolios               Campbell is currently Chief Administrating
Greenville, DE 19807                                   Officer of Friess Associates of Delaware, LLC.
Vice President and
Secretary

William F. D'Alonzo, 47     Indefinite Term since      Mr. D'Alonzo joined Friess Associates in 1981   Delaware Community
c/o Friess Associates       October, 2001              as part of the research team, became Chief      Foundation, Delaware
3711 Kennett Pike           Vice President since 2000  Investment Officer in 1997 and Chief Executive  Wild Lands, United Way
Greenville, DE 19807        3 Portfolios               Officer in 2002.                                of Delaware's Alexis de
Director and Vice                                                                                      Tocqueville Society,
President                                                                                              Delaware Safety Council,
                                                                                                       and Ducks Unlimited.

Foster S. Friess, 62        Indefinite Term since      Mr. Friess founded Friess Associates in 1974    The Advisory Council of
c/o Friess Associates       October, 2000              with his wife, Lynnette E. Friess, and created  the Royal Swedish
115 East Snow King Avenue   President and Treasurer    the Brandywine Funds, serving as Chairman of    Academy of Science of
Jackson, WY 83001           since 2000                 the Board since Brandywine's inception in       Stockholm, The Council
Director, President and     3 Portfolios               1985. He currently serves as Chairman of        for National Policy, and
Treasurer                                              Friess Associates, LLC, the Funds' advisor.     the John M. Templeton
                                                                                                       Foundation.

Carl S. Gates, 70           Vice President             Mr. Gates joined Friess Associates in 1988,     None
c/o Friess Associates       since 2000                 following 34 years at the DuPont Co., where he
3711 Kennett Pike           3 Portfolios               ran the half-a-billion-dollar-a-year Riston
Greenville, DE 19807                                   Division, which supplied materials for making
Vice President                                         printed circuit boards to electronics
                                                       companies around the world.

Paul R. Robinson, 79        Vice President             Mr. Robinson has been a consultant to Friess    None
c/o Friess Associates       since 2000                 Associates since June 1985, just six months
3711 Kennett Pike           3 Portfolios               before Brandywine Fund's launch. Prior to
Greenville, DE 19807                                   Friess Associates, Mr. Robinson spent 40 years
Vice President                                         at the DuPont Co.

      For additional information about the Directors and Officers, please call
 (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F10> Messrs. D'Alonzo, Friess, Gates and Robinson and Ms. Campbell are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Fund and employees of Friess Associates, LLC.

CAPITAL GAINS UPDATE . . .

   There will be no October capital gains distribution, and it is unlikely there will be a year-end distribution in December. Brandywine Advisors ended September with net realized losses of approximately $1.41 per share. The losses will be carried forward to offset gains generated in the future, meaning the Fund can realize gains equal to these amounts before triggering a taxable distribution. Current shares and new investments both can benefit from this distribution-reducing situation. Brandywine Advisors showed approximately $0.20 per share in unrealized losses at the end of September. If there is not a distribution between now and the end of December, you will not receive Form 1099 from the Fund.

BRANDYWINE ADVISORS FUND OUTPERFORMED THE RUSSELL MIDCAP GROWTH INDEX BY 25 PERCENTAGE POINTS amid a challenging environment for growth stocks between its October 2000 inception and June 30, 2002.
                                                Fidelity Outlook, August 2002

                      P.O. Box 4166, Greenville, DE 19807
 (877) 636-6460            www.brandywinefunds.com           bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
                  President; and Paul Robinson, Vice President

     Report Staff: Chris Aregood, Dave Marky, Adam Rieger, Rebecca Schuster

Past performance does not guarantee future results. This material is appropriate for use by prospective investors only when preceded or accompanied by a current Brandywine Advisors Fund prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing. The principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 9/30/02, unless listed in the accompanying financial statements.

The Russell 2000 Index represents the smallest 2000 of the 3000 largest publicly traded companies in the U.S. equity market. The S&P MidCap 400 Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Nasdaq Composite Index is a market-value weighted index that measures all the domestic and non-U.S. common stocks listed on the Nasdaq Stock Market. As of 9/30/02, the Russell Midcap Index's average annual total returns for one year and since October 31, 2000 were -8.98 and -15.90 percent, the Nasdaq Industrials Index's returns were -14.21 and -29.87, the Nasdaq Composite Index's returns were -21.80 and -42.36, the S&P 500 Index's returns were -20.49 and -24.36, the Russell 2000 Index's returns were -9.30 and -14.07 and the S&P Midcap 400 Index's returns were -4.70 and -11.05 percent.

Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections. Dow Jones & Company publishes business and financial news and information through a variety of print and electronic mediums. Fidelity Outlook, August 2002, "Fund Manager Forum; Staying the Course."

                                                                           10/02